EXHIBIT 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Enzymotec Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ariel Katz, and I, Oren Bryan, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Ariel Katz
Ariel Katz
President and Chief Executive Officer
(Principal Executive Officer)
Date: February 13, 2014

/s/ Oren Bryan
Oren Bryan
Vice President and Chief Financial Officer
(Principal Financial Officer)
Date: February 13, 2014